                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE ENTERPRISE GROUP OF FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        [ENTERPRISE GROUP OF FUNDS LOGO]


                         SHAREHOLDER MEETING ADJOURNED
                            **URGENT ACTION NEEDED**


May 28, 2004


Dear Shareholder:

The joint special meeting of the shareholders of Equity Income Fund and Managed Fund, has been adjourned until JUNE 28, 2004 AT 3 PM AT THE OFFICES OF ENTERPRISE CAPITAL MANAGEMENT, INC., 3343 PEACHTREE ROAD, SUITE 450, ATLANTA, GA 30326. Although the response has been extremely favorable to date, the funds are in jeopardy of not receiving the necessary participation and are thus seeking your participation.

TO DATE, WE HAVE NOT RECEIVED YOUR VOTE. WE WOULD GREATLY APPRECIATE YOUR PARTICIPATION ON THIS IMPORTANT MATTER AND BY HAVING THE ENCLOSED PROXY BALLOT AVAILABLE, YOU CAN CONVENIENTLY AND QUICKLY RECORD YOUR VOTE THROUGH ONE OF THE FOLLOWING VOTING OPTIONS:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy ballot and by following the prerecorded information. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy ballot and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

Please be advised that D. F. King & Co., a professional proxy solicitation firm, has been retained at the expense of Enterprise Capital Management, Inc. to assist with the solicitation of proxies. The expense is estimated to be $9,000.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVE EACH PROPOSAL IS IN THE BEST INTEREST OF THE SHAREHOLDERS.

If you cannot locate your proxy materials or have any questions about the proxy materials, please call D. F. King & Co., Inc., a professional proxy solicitation firm, toll free at 1-800-431-9629.

You may receive a call from a representative of D. F. King & Co., Inc. as a helpful reminder about voting your shares.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.